Exhibit 10.2

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(1)       hVIVO Services Ltd

– and –

 (2)     AIM ImmunoTech Inc

Clinical Trial Agreement

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THIS CLINICAL TRIAL AGREEMENT (the “Agreement”) is made by and between hVIVO Services Limited, a company registered in England (company registration number 02326557) whose registered office is at QMB Innovation Centre, 42 New Road, London E1 2AX, UK (“hVIVO”); and AIM ImmunoTech Inc., a company registered in Delaware USA, whose principle place of business is at 2117 SW Highway 484 Ocala, FL 34473, USA (the “Sponsor”).

RECITALS:-

(A)	The Sponsor is a company involved in the research and development of medicines for use in humans.
(B)	hVIVO is a specialty biopharma company with discovery and clinical testing capabilities, pioneering a human disease models technology platform in respiratory and infectious diseases.
(C)	The Sponsor wishes to access hVIVO’s human viral challenge model to conduct a clinical study in connection with Sponsor’s product Ampligen®, and hVIVO is willing to provide such access and associated services, in accordance with and subject to the provisions set forth in this Agreement.
(D)	This Agreement shall supersede the Reservation and Start-Up Agreement, entered into by the Parties on 08 July 2021.

THE PARTIES HERBY AGREE AS FOLLOWS:

1. DEFINITIONS

In this Agreement, the following terms shall have the following meanings:

1.2 “Affiliate”	in relation to a Party, means any entity that directly or indirectly controls, is controlled by, or is under common control with that Party, for so long as such control exists. In the case of companies and corporations “control” and “controlled” means beneficial ownership of more than fifty percent (50%) of the voting stock, shares or equity in an entity. In the case of any other legal entity, “control” and “controlled” shall exist through the ability to directly or indirectly control the management and/or business of the legal entity.

1.3 “Agreement”	means this agreement including any schedules attached to it.

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1.4 “Applicable Law (s)”

means the laws, rules and regulations that are in force at the Effective Date or may come into force at any time after the Effective Date and which are applicable to the conduct of the Study, which may include:

(a)	the European Union Directive 2001/20/EEC, Directive 2005/28/EEC and implementing and/or amending legislation and guidelines;

(b)	relevant laws and statutes of the UK including the Medicines Act 1968, the Medicines for Human Use (Clinical Trial) Regulations 2004, and all relevant guidance;

(c)	the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use (ICH) and all guidelines published or issued hereunder; and

(d)	the Data Protection Legislation

For the avoidance of doubt, Sponsor acknowledges that hVIVO does not operate under the United States Food and Drug Administration (“FDA”) regulations.

1.5 “Bed Day”	means each twenty-four (24) hour period for which a bed is reserved in hVIVO’s clinical facility for the conduct of the Clinical Phase of the Study. For example, a ten (10) day quarantine with ten (10) subjects would equal one hundred (100) Bed Days.

1.6 “Change Order”	means a document, effective when signed by both Parties, detailing any agreed changes to the scope of the Study along with any associated changes to the budget, timelines, deliverables, responsibilities and payment schedule.

1.7 “Change Order Request”	shall have the meaning given to it in Clause 8.1.

1.8 “Clinical Phase”	means a fixed time period within the Study from the point of first subject enrolled to last subject discharged, not including any follow up period.

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1.9 “Confidential Information”	means any and all information, data and material of any nature, including trade secrets, Technology, forecasts, analyses, evaluations, research, technical information, business information, financial information, business plans, and/or strategies, owned or controlled by either Party or its Affiliates, which either Party may receive or obtain in connection with any Study and/or this Agreement whether in writing, or in any other form.

1.10 “Data Protection Legislation”	means all privacy laws applicable to any Personal Data processed under or in connection with this Agreement, including, without limitation, the Data Protection Act 2018 as amended, updated and re-enacted from time to time, the EC Directive on the protection of individuals with regard to the processing of personal data and on the free movement of such data (95/46/EC), the General Data Protection Regulation (EU) 2016/679 (GDPR) and all local laws or regulations giving effect to the Directive and Regulation (as any such legislation, directive or regulation may be amended, extended or re-enacted).

1.11 “Deliverables”	means the outputs to be delivered by hVIVO, as specified in Schedule 1.

1.12 “Effective Date”	means the date of the signature of the last Party to sign this Agreement.

1.13 “hVIVO Property”	means (i) property, materials and Technology owned by or licensed to hVIVO or its Affiliates prior to the Effective Date (including any information relating to the hVIVO’s human challenge model, methodologies or processes) and all improvements, modifications, or enhancements thereto; (ii) virus and viral inoculum; and (iii) any property, materials or Technology resulting from any violation by Sponsor, its officers, employees, agents and contractors of the limitation on uses of samples set forth in Clause 5.8. hVIVO Property does not include any Sponsor Property.

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1.14 “Intellectual Property Rights” or “IPRs”	means patents, any extensions of the exclusivity granted in connection with patents, trade secrets, trademarks, registered designs, trade names, service marks, applications for any of the foregoing (including provisionals, continuations, continuations-in-part and divisional applications), the right to apply for any of the foregoing, domain names, copyrights, moral rights, rights in and to databases (including rights to prevent the extraction or reutilization of information from a database), design rights, topography rights, and all rights or forms of protection of a similar nature or having equivalent or the similar effect to any of them which may subsist anywhere in the world, whether or not any of them are registered.

1.15 “Material Scope Reduction”	means a reduction in the required number of Study Subjects for the Clinical Phase, where such reduction is greater than or equal to ten (10) percent of the original number of Study Subjects.

1.16 “Non-Drug Data”	means all data generated from the Study Subjects, excluding Study Drug Data. Non-Drug Data expressly includes any data related to the Virus, and data from Study Subjects exposed to Virus prior to dosing of such Study Subjects with Study Drug.

1.17 “Non-Drug Samples”	means samples generated during the Study, with the exception of samples from Study Subjects who have been dosed with Study Drug.

1.18 “Party”	means the Sponsor or hVIVO and “Parties” shall mean both of them.

1.19 “Personnel”	any of the employees, sub-contractors, agents and/or other personnel of hVIVO or its Affiliates (including investigators, sub-investigators, clinical research coordinators and other personnel). This definition will include the Principal Investigator(s) where the context requires.

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1.20 “Postponement”	means any suspension, rescheduling or material delay (greater than one week) of part or all of the Clinical Phase of the Study, except where such suspension, rescheduling or material delay is due to (i) any circumstance within the reasonable control of hVIVO; or (ii) a Sponsor Force Majeure event.

1.21 “Principal Investigator”	means the individual named by hVIVO as the principal investigator and leader of that team of individuals, comprising Study Personnel.

1.22 “Protocol”	the protocol detailed in Schedule 1, as may be amended from time to time in accordance with this Agreement.

1.23 “Reasonable Endeavours”	means an obligation to do whatever should reasonably be done in the circumstances by a responsible and reasonably funded service provider (in the case of hVIVO) or a responsible customer receiving the Services (in the case of Sponsor) to fulfill the obligation concerned and the commitment to the other party.

1.24 “Regulatory Authority”	means any government authority, body or agency designated under the laws of the relevant country which is responsible for the regulation of clinical trials and/or activities undertaken in connection with clinical trials in the relevant country. This definition shall include the European Medicines Agency or the US Food and Drug Administration or any similar authority of any jurisdiction applicable to the Study where the context requires;

1.25 “Research Ethics Committee”	an independent body in the United Kingdom (or other applicable jurisdiction) whose responsibility it is to protect the rights, safety, and well-being of human subjects involved in a clinical trial.

1.26 “Services”	the services to be provided by hVIVO in respect of the Study, as described in Schedule 1.

1.27 “Site File”	means for the Study, the file maintained by the Principal Investigator containing the documentation specified in section 8 of ICH GCP (Good Clinical Practice) (edition CPMP/ICH/135/95) or otherwise required by Applicable Law.

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1.28 “Sponsor Materials”

means intellectual property, property, materials and Technology owned by or licensed to Sponsor or its Affiliates prior to the Effective Date and all improvements, modifications, or enhancements thereto. “Sponsor Materials” also include materials which are to be provided to hVIVO in order to conduct the Study, including Study Drug, placebo and comparator (where applicable).

1.29 “Sponsor Property”	means Sponsor Materials and Technology and all improvements, modifications, or enhancements thereto, together with Study Data, Study Samples including Study Drug Samples and Non-Drug Samples, always excluding hVIVO Property.

1.30 “Standard Operating Procedures” or “SOPs”	means, in respect of the Study, the standard operating procedures, agreed to by the Parties prior to the commencement of the Study, under which the Study shall be conducted.

1.31 “Reservation and Start-Up Agreement”	means the agreement entered into by the Parties relating to Sponsor’s reservation of hVIVO’s facility and the initial activities conducted by hVIVO to the Sponsor in connection with the Study.

1.32 “Study”	means the specific investigation as described in the Protocol.

1.33 “Study Completion”	means, for the purposes of this Agreement, completion of clinical study report.

1.34 “Study Data”	means all reportable data generated from the Study Subjects, i.e., Study Drug Data and Non-Drug Data.

1.35 “Study Drug”	means Ampligen®, also known as rintatolimod, the medicinal product to be used in the Study. Ampligen and rintatolimod shall have the same meaning in this Agreement.

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1.36 “Study Drug Data”	means all data generated from the Study Subjects following dosing of such Study Subjects with Study Drug and is documented in the case report forms or is otherwise reportable to Sponsor under the terms of the Protocol and this Agreement.

1.37 “Study Drug Samples”	means samples generated during the Study from Study Subjects who have been dosed with Study Drug.

1.38 “Study Samples”	means all samples generated from the Study Subjects, i.e., Study Drug Samples and Non-Drug Samples. Study Samples include, at least, all nasal washes and serum samples from Study Subjects.

1.39 “Study Records”	means files and documents (electronic or otherwise) which (i) individually and collectively permit evaluation of the conduct of a trial and the quality of the data produced; and (ii) detail the Services performed.

1.40 “Study Site”	means the premises in which the Study will be conducted. For the avoidance of doubt, this includes the site where the Study Drug is administered to a Study Subject and, where the context requires, the quarantine facility where the Study Subjects are infected with the virus inoculum.

1.41 “Study Subject”	means a person recruited to participate in the Study.

1.42 “Table of Responsibilities”	means the table allocating responsibilities of both Parties in relation to the Study, as set out in Schedule 1.

1.43 “Technology”	means all technical and other information which is not in the public domain (other than as a result of a breach of confidence), including information comprising or relating to concepts, discoveries, data, designs, formulae, ideas, inventions, methods, models, procedures, designs for experiments and tests and results of experimentation and testing processes, specifications and techniques, laboratory records, clinical data, minutes of meetings, status reports, clinical trial reports, manufacturing data and information contained in submissions to regulatory authorities, whether or not protected by Intellectual Property Rights.

1.44 “Virus”	means hVIVO’s virus, A/Perth/16/2009 (H3N2) and human rhinovirus (HRV-16).

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1.45	Any reference to a statute or statutory provision is a reference to it as it is in force for the time being, taking account of any amendment, extension, or re-enactment and includes any subordinate legislation for the time being in force made under it.
1.46	The headings to clauses are inserted for convenience only and shall not affect the interpretation or construction of this Agreement.
1.47	Unless the context otherwise requires, words denoting the singular shall include the plural and vice versa and the masculine includes the feminine and vice versa.
1.48	In this Agreement, “including” means including without limitation; “includes” and “include” shall be construed accordingly.
2.	COMPLIANCE
2.1	The Parties shall adhere to the prevailing industry professional and ethical standards in the conduct of the Study and shall comply with all Applicable Laws.
2.2	Sponsor and hVIVO shall comply with the Association of the British Pharmaceutical Industry guidelines that relate to compensation of Study Subjects. hVIVO shall be solely responsible for the compensation of Study Subject. A copy of the British Pharmaceutical Industry guidelines shall be provided by hVIVO to Sponsor.
3.	APPROVALS
3.1	hVIVO, on behalf of the sponsor, shall apply for all approvals from each Regulatory Authority in respect of the Study and shall use its best endeavours to procure the grant of all such approvals. Unless otherwise agreed in writing by the Parties, all approvals from the Regulatory Authorities shall be applied for and issued in the name of the Sponsor. hVIVO shall keep Sponsor fully informed of the progress of any submissions made to the Regulatory Authority and provide Sponsor, as soon as reasonably practicable, copies of any correspondence between the Regulatory Authority and hVIVO in respect of such submissions.
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3.2	If a Regulatory Authority issues any notification to hVIVO in respect of submissions made to the Regulatory Authority in respect of the Study, hVIVO shall notify the Sponsor in sufficient time to allow the Sponsor to consider and respond to such notification. The Sponsor shall have the sole right to determine any response to any such notification from the Regulatory Authority and hVIVO shall not respond to any such notification without the prior written approval of the Sponsor. Nothing in this Clause 3.2 shall prevent hVIVO from responding to any notification from the Regulatory Authority to the extent that (i) such notification relates to hVIVO business other than the conduct of the Study; or (ii) hVIVO is obliged to do so in order to comply with any and all Applicable Laws.
3.3	Unless otherwise agreed in writing by the Parties, hVIVO shall ensure that (i) the Principal Investigator submits an application in respect of the Study to the Research Ethics Committee and (ii) if a favourable opinion is issued by the Research Ethics Committee, the Principal Investigator complies with the terms of the said opinion. In addition, hVIVO shall ensure that the Principal Investigator keeps the Parties fully informed of the progress of all Research Ethics Committee submissions and provides the Sponsor with all correspondence relating to such submissions, should the Sponsor make such a request
3.4	The Sponsor shall not supply the Study Drug to hVIVO until the Sponsor has obtained all required documentation from the Regulatory Authority and also received a favourable opinion from the Research Ethics Committee. hVIVO shall ensure that neither administration of the Study Drug to any Study Subject nor any other clinical intervention mandated by the Protocol in any Study Subject takes place until it is satisfied that the approval from the Regulatory Authority and the favourable opinion from the Research Ethics Committee have been obtained.
4.	hVIVO’S OBLIGATIONS
4.1	hVIVO shall perform the Services in accordance with:
4.1.1	this Agreement;
4.1.2	the Protocol;
4.1.3	the conditions set by the Regulatory Authority and the Research Ethics Committee in respect of the Study;
4.1.4	the SOPs which will be shared with the Sponsor; and
4.1.5	Applicable Law.
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4.2	hVIVO shall ensure that the Principal Investigator (i) performs all duties in accordance with this Agreement, the Protocol and all Applicable Laws; (ii) is aware of, acknowledges and agrees to the obligations applicable to the Principal Investigator as set out in this Agreement; (iii) is under an obligation to assign all Sponsor Property to Sponsor.
4.3	hVIVO shall notify the Sponsor if the Principal Investigator (i) is debarred; (ii) ceases to be employed or engaged by hVIVO for any reason; or (iii) is otherwise unavailable to continue as Principal Investigator, and shall provide a replacement investigator of appropriate experience, seniority and qualification.

Infectivity Rate and Recruitment of Study Subjects

4.4	Prior to the commencement of the Study, hVIVO shall provide Sponsor with hVIVO’s estimate of the likely infectivity rate of the virus inoculum for the Study (the “Predicted Infectivity Rate”). The Sponsor acknowledges that hVIVO may in certain circumstances be subject to confidentiality obligations in relation to viral infectivity rates that hVIVO predicted for other clinical studies. While hVIVO shall use reasonable endeavours to estimate the infectivity rate of the virus inoculum, the Sponsor acknowledges and agrees that (i) hVIVO cannot guarantee that the Predicted Infectivity Rate shall be achieved during the Study as a result of inherent, natural variations of infectivity; and (ii) Sponsor’s acceptance of, reliance on, or use of the Predicted Infectivity Rate shall be at Sponsor’s sole risk. Sponsor hereby agrees to release, waive and forever discharge any demands, claims, suits or actions against hVIVO arising out of or in connection with Sponsor’s acceptance, reliance on, or use of the Predicted Infectivity Rate.
4.5	hVIVO shall use commercially reasonable efforts to recruit and screen the number of individuals that in the sole discretion of hVIVO, taking into account the study-specific inclusion and exclusion requirements set forth in the Protocol, will be sufficient to provide the requisite number of Study Subjects.
4.6	hVIVO shall ensure that the informed consent form is approved by Sponsor before its use.
4.7	hVIVO shall, or ensure that the Principal Investigator shall, obtain the required informed consent of each of the Study Subjects participating in the Study, by way of obtaining completed informed consent forms from the aforementioned Study Subjects, in a form agreed by the Parties.
4.8	The Sponsor agrees that where, the Sponsor recommends to hVIVO that hVIVO includes one or more specific individuals in the group of volunteers to be screened for eligibility to serve as Study Subjects, and such individual(s) after undergoing screening is/are deemed not to be eligible to participate in the Study, the Sponsor shall reimburse hVIVO for any prior written Sponsor approved reasonable costs incurred by hVIVO when processing such volunteers.

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Use of Affiliates and Third-Party Subcontractors by hVIVO

4.9	hVIVO may subcontract the provision of any Services to its Affiliates or subcontractors, provided that hVIVO shall remain responsible for all acts or omissions of its Affiliates and subcontractors in connection with the performance of the Services, as if said acts or omissions were its own. hVIVO shall ensure, before engaging its Affiliates or subcontractors, that the Affiliates or subcontractors is under an obligation to assign all Sponsor Property to Sponsor. Notwithstanding the foregoing, for the avoidance of doubt, hVIVO shall not be responsible for acts or omissions of subcontractors that are selected by the Sponsor for use in provision of Services in connection with the Study.

4.10	Any failure of hVIVO to perform its obligations or any delay by hVIVO in performing its obligations shall not be considered a breach of such obligations to the extent that such failure or delay was caused by any act or omission of the Sponsor, including the Sponsor’s failure to provide, in a timely manner, documents, materials or information necessary for hVIVO to perform its obligations under this Agreement.

5.	THE SPONSOR’S OBLIGATIONS

5.1	Sponsor assigns to hVIVO to fulfill all regulatory obligations unless otherwise stated in this agreement. Sponsor warrants that it will cooperate with hVIVO in taking any actions that hVIVO reasonably believes are necessary to comply with the regulatory obligations. Notwithstanding the foregoing, Sponsor hereby acknowledges and accepts that it shall remain the ultimate responsible party for the quality and integrity of all Study Data and for the Study as a whole as per Applicable Laws. The Parties acknowledge and agree that Sponsor shall at all times be deemed to be the “sponsor” of the Study pursuant to the terms of all Applicable Laws.

5.2	The Sponsor shall perform its obligations under this Agreement in accordance with:
5.2.1	this Agreement;
5.2.2	the Protocol;
5.2.3	the conditions set by the Regulatory Authority and the Research Ethics Committee in respect of the Study;
5.2.4	the SOPs; and
5.2.5	Applicable Law.
5.3	The Sponsor shall provide hVIVO, in a timely manner, all documents, data and information in the Sponsor’s possession or control that (i) are reasonably necessary for hVIVO to conduct the Study, including without limitation evidence of any approvals from any applicable Regulatory Authority; and (ii) are reasonably required by hVIVO to access, use and exploit Non-Drug Data and hVIVO Samples.

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5.4	The Sponsor shall provide hVIVO, free of charge, any Sponsor Materials in such quantities as are required for the Study. Title and risk in Sponsor Materials shall at all times remain with Sponsor. Sponsor, at its sole discretion, is responsible for maintaining adequate insurance to cover any loss, damage or theft of Sponsor Materials. The Sponsor shall comply with all Applicable Laws that relate to the shipment of the Sponsor Materials.

5.5	The Sponsor shall provide hVIVO with all information in its possession or control relating to known or potential hazards associated with the use of the Sponsor Materials which is reasonably required to enable hVIVO to comply with the Health and Safety at Work Act 1974 and any other Applicable Law. With respect to the Study Drug, Sponsor shall provide batch certificates and release certificates, from a suitably qualified person within the United States, certifying that the Study Drug can be used in the Study. Sponsor assigns release of the Study Drug within the UK to hVIVO.

5.6	Should Sponsor either: (i) ship, mail or have delivered, any materials or documents to hVIVO; or (ii) request that hVIVO, ship, mail or have delivered any materials or documents to Sponsor or any third party; Sponsor alone shall be responsible for such items in transit before they arrive at their destination, including any cost of insurance, risk in transit and risks associated with customs delays.

5.7	The Sponsor shall, if, as and when required by any Applicable Law:

5.7.1	submit information about the Study for listing in a free, publicly accessible clinical trial registry within twenty-one (21) days (or within such time as specified by Applicable Law at the time) of initiation of enrolment of the Study Subjects; and
5.7.2	shall publish the results of the Study on a free, publicly accessible clinical trial results database within one (1) year (or within such time period as specified by any Applicable Law at the time) of the Study Drug being approved and made commercially available in any country, or for a post-approval clinical trial, within one (1) year (or within such time period as specified by the relevant Applicable Law at the time) of completion the clinical trial. In respect of a clinical trial that is under review by peer-reviewed journals that prohibit disclosure of results pre-publication, the results will be posted at the time of publication.

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5.8	Sponsor shall only use Study Samples for Protocol specified analyses and re-analyses to determine and to secure Intellectual Property Rights to the effects of Study Drug on a Study Subject, as provided for in the Protocol and not for any other purpose whatsoever, including without limitation, further exploratory studies. Notwithstanding the foregoing, in no event shall Sponsor use the Study Samples to attempt to (i) reverse engineer or determine in any way the chemical or biological structure or genetic sequence of the Virus; (ii) determine the progression or characteristics of infection or disease resulting from exposure of a human, including the Study Subject, to the Virus; (iii) determine the nature of the interaction of the Virus with human tissue or fluids; or (iv) conduct research on Study Samples which is not related to the determination of the effect of Study Drug on a Study Subject.

5.9	In no event shall hVIVO use the Study Samples or Sponsor Material to attempt to (i) reverse engineer or determine in any way the chemical or biological structure of the Sponsor Material; (ii) determine the distribution and size of the Sponsor Material; or (iii) conduct research on Study Samples containing Sponsor Material, or Sponsor Material which is not specified in the protocol and which is not directly related to the determination of the effect of Study Drug on a Study Subject.

5.10	Sponsor and hVIVO acknowledge and agree that:
5.10.1	Sponsor shall, as soon as reasonably practicable, provide hVIVO with details of any third-party vendors that Sponsor wishes to engage in relation to the Study who would require access to hVIVO Property or Confidential Information.
5.10.2	hVIVO, should it have commercially reasonable grounds to do so (for example where the third party vendor is a competitor or potential competitor of hVIVO), shall have the right to object to the choice of such third-party vendors and in such an event, shall provide Sponsor with the reason(s) for said objection.
5.10.3	hVIVO shall, as soon as reasonably practicable, provide Sponsor with details of any Affiliates or Subcontractors that hVIVO wishes to engage in relation to the Study who would require access to Sponsor Property or Confidential Information.
5.10.4	Sponsor, should it have commercially reasonable grounds to do so (for example, where the Affiliates or Subcontractors is a competitor or potential competitor of Sponsor), shall have the right to object to the choice of such Affiliates or subcontractors.

5.10.5	The Parties shall enter into discussions to find an amicable way of overcoming any objection made by hVIVO to Sponsor’s choice of third party vendors or by Sponsor to hVIVO’s choice of Affiliates or Subcontractors.
5.10.6	In the event that the Parties cannot reach agreement, hVIVO or Sponsor shall have the right to terminate this Agreement at any time, upon provision of written notice to each other.

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6.	INSPECTIONS
6.1	hVIVO shall permit representatives of the Sponsor who are authorized to carry out an independent examination of the Study, to visit the Study Site to observe the conduct of the Study by hVIVO or its Personnel and to examine any procedures relating to the Study. Each such audit or inspection shall be conducted upon reasonable prior notice to hVIVO and during regular business hours. Sponsor will comply with all reasonable rules and requirements of hVIVO with respect to its presence at hVIVO’s facility in connection with such audits, and all information made available to Sponsor in connection with such audit will be deemed Confidential Information of hVIVO. After the first such audit, should Sponsor request any further audits, hVIVO reserves the right to charge for the time of the hVIVO personnel involved in the additional audits, provided such audits are not “for cause”.
6.2	The Parties acknowledge that either Party may respond independently to any correspondence or inquiry from the Regulatory Authorities in which such Party or its Affiliates is named. Each Party shall promptly notify the other Party if either Party receives notice of or otherwise becomes aware of any proposed investigation, intended or actual inspection, written enquiry and/or visit to the Study Site by any Regulatory Authority in connection with the Study and forward to the other Party copies of any correspondence with any such Regulatory Authority relating to the Study.
6.3	Each Party shall keep the other Party fully informed of the progress of any inspection, investigation or examination by the Regulatory Authority and shall inform the other Party of the results of such inspection, investigation or examination, to the extent the result directly concerns or affects the past or future performance by either Party of its obligations under this Agreement.

7.	INFORMATION SHARING AND PHARMACOVIGILANCE
7.1	Each Party shall promptly report to the other Party any new information arising during the Study which, in its reasonable opinion, could affect (i) the safety of any Study Subject or hVIVO Personnel and/or (ii) the Study Subjects’ consent or their willingness to continue participation in the Study. In such circumstances hVIVO shall (i) revise the informed consent forms and any other written information provided to Study Subjects and obtain Sponsor’s approval of revised documentation before its use and shall submit the same to the relevant Research Ethics Committee for approval; and/or (ii) notify the Study Subjects of such new information.

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7.2	If hVIVO reasonably believes that the Study should be discontinued on safety or ethical grounds, hVIVO shall provide Sponsor a written statement of its reasons. The Parties will discuss in good faith and attempt to resolve any issues by modification of the Protocol. In the event that such modification cannot be achieved, or hVIVO’s reasonable concerns are not addressed, hVIVO may terminate this Agreement, upon provision of written notice to Sponsor.
7.3	hVIVO shall notify the Sponsor of any suspected unexpected serious adverse reaction (“SUSAR”) arising during the Study in accordance with the procedure specified in the Protocol.
7.4	hVIVO shall promptly notify Sponsor of all serious adverse events (“SAE”), as specified in the Protocol. Following such notification, hVIVO shall provide the Sponsor with a detailed written report in relation to the SAE. Additionally, hVIVO shall report to Sponsor any adverse events and/or laboratory abnormalities as required by the Protocol.
7.5	The Sponsor, or hVIVO on the sponsor’s behalf, shall notify the Regulatory Authority and the Research Ethics Committee of any SUSAR which occurs during the Study and is fatal or life-threatening within seven (7) days of being notified by hVIVO or the Principal Investigator and any SUSAR which is not fatal or life-threatening within fifteen (15) days of being notified by hVIVO or the Principal Investigator, unless a shorter period is required by any Applicable Law, in which case the time required by any Applicable Law will apply.
7.6	hVIVO shall promptly notify the Sponsor of any serious breach of the Protocol or good clinical practice (including ICH GCP). For the purposes of this provision, a serious breach is a breach which is likely to effect to a significant degree: (i) the safety or physical or mental integrity of the Study Subjects; or (ii) the scientific value of the Study. The Sponsor shall notify the Regulatory Authority of the serious breach as soon as it becomes aware of it and in any event no later than seven (7) days after receiving notification of the serious breach.
7.7	Either Party shall promptly advise the other Party of adverse reactions or side-effects related to the Study Drug which may become known to either Party during the course of the Study.
7.8	The Sponsor shall inform hVIVO and the Principal Investigator of the name and telephone number of the person who will be available as the Sponsor’s point of contact. The Sponsor shall also provide hVIVO and Principal Investigator with an emergency telephone number to enable SUSAR event reporting at any time.
8.	CHANGES TO STUDIES
8.1	Either Party may request changes to the Protocol or changes to this Agreement, each a “Change Order Request”.
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8.2	When a Change Order Request is made by either Party, hVIVO shall, as soon as is reasonably practicable, provide Sponsor with details of the impact which the proposed amendment will have on the Study including impact on costs and/or timelines. The Parties shall negotiate in good faith thereafter to agree the Change Order.
8.3	hVIVO shall not be obligated to provide Services modified by a Change Order Request until a Change Order is fully executed. In the event that any Change Order Request which materially affects hVIVO’s ability to perform the ongoing Services is not agreed within thirty (30) days of the Change Order Request being made, hVIVO reserves the right to suspend performance of any portion of the affected Services. Notwithstanding the foregoing, hVIVO, at its sole discretion, may agree to continue with the amended Services pending Change Order execution, provided Sponsor provides email approval of the additional services and commitment to pay the associated costs. Sponsor acknowledges and agrees that any such email provided by Sponsor’s personnel will be legally binding on Sponsor.
9.	COMPLETION OF THE STUDY
9.1	At Study Completion:
9.1.1	The responsible Party (as defined in Schedule 1) shall notify the Regulatory Authority and Research Ethics Committee in respect of the completion of the Study, as required by Applicable Law and the Protocol.
9.1.2	hVIVO is responsible for the study database, and hVIVO shall provide to Sponsor copies of the Drug and Non-Drug Data.
9.1.3	hVIVO shall, at the Sponsor’s behest, ensure that any unused or partially used Study Drug in the control or possession of hVIVO, its Affiliates and subcontractors and/or any Personnel is either returned to the Sponsor or destroyed in accordance with the Protocol. Sponsor shall bear the costs of any such return or destruction.
9.1.4	Each Party shall promptly destroy or deliver to the other Party any non-electronic forms of Confidential Information of the other Party that it is holding, except that each Party shall be entitled to retain one (1) copy of the other Party’s Confidential Information to the extent necessary for the Party to comply with its legal obligations.

9.1.5	hVIVO will store Study Samples for a period of three (3) months following final laboratory data upload being the date on which the final laboratory data transfer occurs.
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9.1.5.1	Study Drug Samples. Prior to the conclusion of the three (3) month period, hVIVO shall contact Sponsor for instructions as to whether (i) to destroy the Study Drug Samples, (ii) ship them to Sponsor, or (iii) extend the period of storage, in each case at Sponsor’s cost. In the event that Sponsor fails to respond within 30 days, hVIVO shall ship the Study Drug Samples to Sponsor and notify by providing shipping details (including Courier and tracking numbers) to AIM no later than at time of shipment and invoice Sponsor for the cost of shipment. In case Sponsor chooses to extend the period of storage, the parties will enter a separate agreement to that effect.
9.1.5.2	Non-Drug Samples. At the conclusion of the three (3) month period, hVIVO shall ship the Non-Drug Samples to Sponsor and invoice Sponsor for the cost of shipment. In case Sponsor chooses to extend the period of storage, the parties will enter a separate agreement to that effect.
9.1.6	hVIVO shall send Sponsor a copy of the Study Records and also retain Study Records for a period of five (5) years from the date of completion of the Study. At the conclusion of the five (5) year period, hVIVO shall notify Sponsor. Should Sponsor require continued archiving, Sponsor shall notify hVIVO and the Parties will enter into a separate Archiving Contract, detailing the responsibilities of each Party and the fees payable by Sponsor. In the absence of such notification, hVIVO may at its sole discretion destroy the Study Records, provided however that hVIVO has provided thirty (30) days notice to the Sponsor of its intent to destroy the Study Records. On written request by the Sponsor, the Study Records will be destroyed, at the Sponsor’s cost, provided that the destruction of such Study Records is consistent with the archive and data storage requirements under the Applicable Laws.
10.	PAYMENTS
10.1	In consideration of hVIVO providing the Services, the Sponsor shall pay hVIVO the sums set out in the budget, in accordance with the invoicing schedule (both attached in Schedule 2).
10.2	In order to ensure the health and safety of the participating Study Subjects, the Sponsor agrees to pay the cost of any emergency and/or acute medical care, treatment, consultation, tests, and procedures (together “Emergency Care”) incurred by or in connection with Study Subjects that may become necessary during the conduct of the Study. The Sponsor recognises that although hVIVO and/or the Principal Investigator shall make every effort to notify the Sponsor before incurring costs in relation to such Emergency Care, it may not always be possible for hVIVO to provide such advance notice to the Sponsor. Where in the reasonable opinion of hVIVO and/or the Principal Investigator, one (1) or more Study Subjects require additional medical care, treatment, consultation, tests and procedures on a non-emergency basis (“Non-Emergency Care”), hVIVO shall notify the Sponsor in advance. The Sponsor shall only reimburse hVIVO for any Non-Emergency Care for which it has provided hVIVO with prior written approval, or which is to be provided to Study Subjects under the terms of the Protocol and/or any informed consent form. hVIVO will submit invoices relating to the Emergency Care and Non-Emergency Care, including any third-party invoices, to the Sponsor which the Sponsor shall pay in accordance with the provisions of this Clause 10.
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10.3	All sums stated in this Agreement are stated exclusive of any value added tax (VAT) or any other sales tax or duties where applicable. hVIVO shall present the Sponsor with a VAT invoice for all such VAT payments which shall be paid by the Sponsor to hVIVO in addition to the charges specified under this Agreement. Before execution of this Agreement, hVIVO shall provide the Sponsor with a good faith estimate of any value added tax (VAT) that may occur under this Agreement.
10.4	The Sponsor shall pay hVIVO within thirty (30) days of the date of an invoice. If payment is not made within the thirty (30) day period hVIVO reserves the right to (i) charge interest on a daily basis on the amount outstanding at the expiry of the thirty (30) day period at a rate that is the higher of the interest rate of the Bank of England Base Rate plus 5% and the statutory interest for late payments as specified in the Late Payment of Commercial Debts (Interest) Act (1998); and/or (ii) suspend performance of the Services until such time as the outstanding amount is paid in full.
10.5	Payment shall be made in British pounds sterling by BACS payable to hVIVO Services Ltd or directly to the following bank account (or the bank account specified by the in writing from time to time):

[***]

10.6	If any deductions or withholdings in respect of duties, taxes, taxation or charges otherwise of a taxation nature are required to be made under any Applicable Law in relation to sums payable to hVIVO under this Agreement, hVIVO will include said taxes in invoices to Sponsor and Sponsor shall be responsible for and promptly pay said taxes to hVIVO or the appropriate taxing authority without any deduction to any amount or fees owed by Sponsor to hVIVO.
11.	INTELLECTUAL PROPERTY
11.1	The Sponsor grants to hVIVO and its Affiliates, between the Effective Date and the Termination of this Agreement, a worldwide, non-exclusive, royalty-free license to use the Sponsor Property relevant to the Study solely for the purpose of conducting the Study and fulfilling its obligations in respect of the Study as specified in this Agreement.
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11.2	hVIVO acknowledges and agrees that the Sponsor shall own all right, title and interest in all Sponsor Property which includes all Study Drug and Non-Study Drug data generated from this study (including all related Intellectual Property Rights and including Intellectual Property Rights, to the extent related to the Study Drug, that is developed or invented during this Study). hVIVO, including its Affiliates and subcontractors, assign, and agree to assign, all of their rights, title and interest in Sponsor Property to Sponsor. hVIVO agrees not to use any Affiliates, Personnel or Subcontractors who is not under an obligation to assign all Sponsor Property to Sponsor. hVIVO, including its Affiliates agree that any materials, compositions, medicaments, methods including methods of treatment, and processes involving the use of Study Drug belongs to Sponsor.
11.3	If requested by Sponsor, hVIVO will assist Sponsor, at a pre-approved Sponsor’s cost, in applying for Intellectual Property Rights related to Sponsor Property. Such assistance may include, for example, signing assignments and declarations for filing in various countries and during prosecution.
11.4	Sponsor grants hVIVO, a worldwide, non-exclusive, irrevocable, fully paid up, royalty-free license to use the Non-Drug Data solely (i) to the extent necessary for hVIVO to understand, develop and analyze its Human Challenge Model(s), and (ii) for the purpose of documenting the safety and efficacy of the virus, including but not limited to the ethical and regulatory virus dossier package; any such use subject always to the terms of the Informed Consent. hVIVO agrees that any Intellectual Property Rights comprising Sponsor Property or the use of Sponsor Property belongs to Sponsor.
11.5	Sponsor grants hVIVO, a worldwide, non-exclusive, fully paid up, royalty-free license to use the Study Drug Data solely to the extent necessary for hVIVO to understand, develop and analyze its Human Challenge Model(s), any such use subject always to the terms of the Informed Consent. hVIVO agrees that any Intellectual Property Rights comprising Sponsor Property or the use of Sponsor Property belongs to Sponsor.
11.6	Sponsor acknowledges and agrees that hVIVO shall own all right, title and interest in all hVIVO Property (including any and all related Intellectual Property Rights) except for Sponsor Materials. Nothing contained in this Agreement shall be interpreted to grant Sponsor any title, interest, license or other rights to or in the Virus. Nothing contained in this Agreement shall be interpreted to grant hVIVO any title, interest, license or other rights to or in Sponsor Material including, at least, Ampligen; double stranded RNA; therapeutic double stranded RNA; compositions comprising the same (Ampligen, double stranded RNA; therapeutic double stranded RNA); medicaments comprising the same; treatments comprising the same; methods comprising the same; or methods of manufacturing the same.
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12.	DATA PROTECTION AND CONFIDENTIALITY

Data Protection

12.1	Both parties will comply with the Data Protection Legislation (as defined in Schedule 4). This Clause 12 and the requirements in Schedule 4 are in addition to and do not relieve, remove or replace a party’s obligations under the Data Protection Legislation.
12.2	The parties acknowledge and agree that, notwithstanding any other provision contained in this Agreement, they are Joint Controllers with respect to any personal data collected or otherwise obtained in connection with the Study.
12.3	The Parties shall comply with the data processing requirements in Schedule 4 which defines the principles and procedures that the parties shall adhere to.
12.4	The Parties shall adhere to the principle of medical confidentiality in relation to Study Subjects. hVIVO shall not disclose Study Subjects Personal data (as defined in the Data Protection Legislation) to the Sponsor except where permitted by Applicable Law and where strictly necessary, for example where required to satisfy the requirements of the Protocol for the purpose of monitoring or adverse event reporting, or in relation to a claim or proceeding brought by a Study Subject in connection with the Study. Neither Party shall disclose the identity of Study Subjects to third parties without prior written consent of the Study Subject, except in accordance with any Applicable Law, or in relation to a claim or proceeding brought by the Study Subject in connection with the Study.
12.5	Without prejudice to Section 6.1 of Schedule 4, hVIVO shall act as the primary contact for the Study Subjects as outlined in the Informed Consent Form.
12.6	hVIVO shall ensure that all Study Data transferred to Sponsor or its designee or any third party pursuant to this Agreement is pseudonymised and sent to Sponsor or its designee or any third party without any additional information that would enable it to be re-identified by the recipient(s).
12.7	If a Data Protection Representative is required for the Study, the Parties shall enter a separate agreement pertaining to the appointment of such Data Protection Representative on Sponsor’s behalf.
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Confidential Information

12.8	The Parties shall ensure that only those of their Personnel directly concerned with carrying out each Party’s obligations under this Agreement shall have access to the Confidential Information of the other Party. Each Party undertakes to treat as strictly confidential and not to disclose to any third party any Confidential Information of the other Party, save where disclosure is required by a Regulatory Authority or by law or allowed under this Agreement. The Party required to make a disclosure required by a Regulatory Authority or by law shall inform the other within a reasonable time prior to being required to make the disclosure, of the requirement to disclose and the information required to be disclosed. Each Party undertakes not to make use of any Confidential Information of the other Party, other than in accordance with performance of obligations under this Agreement, without the prior written consent of the other Party.
12.9	The obligations of confidentiality set out in Clause 12.7 shall not apply to Confidential Information of a disclosing Party which is: (i) published or becomes generally available to the public other than as a result of a breach of the undertakings hereunder by the receiving Party; (ii) prior to its receipt, in the possession of the receiving Party without any obligations of confidentiality or restrictions on its use as evidenced by contemporaneous written evidence; (iii) independently developed by or on behalf of the receiving Party by individuals that do not have any knowledge of the information and/or materials of the Party disclosing the Confidential Information; or (iv) obtained by the receiving Party from a third party not subject to a duty of confidentiality to the Party that owns the Confidential Information.
12.10	Where the Sponsor visits or inspects the facilities of hVIVO (including the Study Site) in accordance with the provisions of Clause 6, the Sponsor shall treat any information of hVIVO that comes to its knowledge during such visit or inspection as the Confidential Information of hVIVO subject to the provisions of this Clause 12.
12.11	It is acknowledged and agreed between the Parties that the hVIVO Property, and particularly any information relating to the viral challenge model, other models, methodologies or processes of hVIVO comprises business critical and commercially sensitive information of hVIVO and that no disclosure of such information may be made by Sponsor without the prior written consent of hVIVO. Any unauthorised disclosure may result in hVIVO protecting its rights by obtaining an injunction and/or claiming damages.
12.12	The provisions of this Clause 12 shall apply to any Confidential Information disclosed by either Party under the Reservation and Start-Up Agreement.
12.13	This Clause 12 shall survive termination or expiry of this Agreement.
13.	PUBLICATIONS AND PUBLICITY
13.1	Each Party shall be permitted to present at conferences, symposia and professional meetings, and to publish in journals, theses or dissertations, or otherwise of their own choosing, in relation to the Study (each, a “Publication”).
13.2	Sponsor shall note the participation of the Principal Investigator and/or other representatives of hVIVO in all Sponsor Publications by acknowledgement or co-authorship, as appropriate.
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13.3	hVIVO shall note the participation of the AIM representatives who have contributed to the study design and protocol development and/or review in all hVIVO Publications by acknowledgement or co-authorship, as appropriate.
13.4	Each Party shall submit a Publication to the other Party for review and comment at least sixty (60) days (or the time limit specified in the Protocol if longer) prior to publication.
13.5	Each Party agrees that all reasonable comments made by the other Party in relation to possible compromise of Confidential Information and/or IPRs will be addressed and incorporated prior to publication. This Clause 13 does not limit in any way the obligations of either Party with respect to the Confidential Information of the other Party.
13.6	Either Party shall be entitled to make a reasoned request that a Publication be delayed for a period of up to six (6) months from the date of first submission in order to enable the Party to take steps to protect its Intellectual Property Rights. A Party shall not unreasonably withhold or delay its consent to a further request for an exceptional additional delay if the Party requesting the delay has reasonable grounds to believe its Intellectual Property Rights might otherwise be compromised or lost.
13.7	Once a Party has produced a publication in accordance with the process described above, any subsequent publication which includes materially the same data and/or information shall not require further review or consent by the other Party.
13.8	For the avoidance of doubt, hVIVO shall not require the Sponsor’s consent nor shall the above requirements apply to any publication of hVIVO Property or anonymized Non-Drug Data in so far as such publication does not include any reference to the Sponsor, any Study identifier, or any Property or other Confidential Information of the Sponsor, other than the anonymized Non-Drug Data.
13.9	Neither Party may use the other Party’s name in any form of advertising, promotion or publicity, including press releases, without the prior written consent of the other Party. This term does not restrict a Party’s ability to use the other Party’s name in filings with the Securities and Exchange Commission, FDA, MHRA or other governmental agencies, when required to do so.
13.10	Each Party agrees that it will not disclose the terms of this Agreement to any third party without the written consent of the other Party, which shall not unreasonably be withheld taking into account all relevant circumstances and the legitimate interests of both parties, provided that nothing in this Agreement shall prevent either Party from disclosing the terms of this Agreement to any Regulatory Authority (for any purpose connected to the Study or the Study Drug) or as required to comply with any Applicable Laws or any order of any court of competent jurisdiction.

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14.	WARRANTIES
14.1	Each Party warrants to the other that: (i) it has the full power and right to enter into this Agreement; and (ii) it does not have any prior or ongoing obligations and/or commitments to a third party that might interfere and/or conflict with the performance of the Study or that Party’s obligations under this Agreement.
14.2	hVIVO warrants that, any employees of hVIVO involved in the Study (including the Principal Investigator) will have the expertise relevant to the Study and will have the training, licenses, approvals or certifications necessary for conducting the Study and hVIVO shall ensure that all such training, licenses, approvals and/or certifications are properly maintained throughout the Study.
14.3	hVIVO warrants that to the best of its knowledge the individuals employed by hVIVO or with whom hVIVO has contracted to participate in the performance of the Services have not been debarred or suspended from providing, and otherwise have all necessary registrations to provide, the Services (or the relevant part thereof that they are engaged to provide) under any Applicable Law.
15.	INDEMNITY AND LIABILITY

Indemnity to hVIVO

15.1	The Sponsor shall indemnify, defend and hold harmless hVIVO, its Affiliates and subcontractors, and their Personnel, directors and officers (each, a “hVIVO Indemnified Party”) against any and all losses, damages, penalties, expenses and/or costs (including reasonable legal and expert costs, expenses and any settlements or ex gratia payments) (collectively “Losses”) resulting or arising from or otherwise incurred by hVIVO Indemnified Party, in connection with: (i) any actions, litigation, claims and/or proceedings made or brought by a third party (including by or on behalf of Study Subjects or their dependents) (collectively “Third Party Claims”); or (ii) any regulatory investigation brought by the Regulatory Agency, in each case arising out of or in relation to the conduct of the Study and/or the performance of hVIVO of its obligations under this Agreement.
15.2	The indemnity provided by the Sponsor under Clause 15.1 shall not apply to the extent that the Loss is caused by the:
15.2.1	grossly negligent act or omission of, or breach of statutory duty, by a hVIVO Indemnified Party; or
15.2.2	failure of hVIVO to conduct the Study, in accordance with the Protocol.
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Indemnity to the Sponsor

15.3	hVIVO shall indemnify, defend and hold harmless the Sponsor, its Affiliates, and their employees, directors and officers (each, a “Sponsor Indemnified Party”) against Losses resulting or arising from or otherwise incurred by the Sponsor Indemnified Party, in connection with any Third Party Claims arising out of or in relation to the willful misconduct or gross negligence of hVIVO in the performance of its obligations under this Agreement or the conduct of any Study.
15.4	The indemnity provided by hVIVO under Clause 15.3 shall not apply to the extent that the Loss is caused by the:
15.4.1	grossly negligent act or omission of, breach of statutory duty, or willful misconduct by a Sponsor Indemnified Party; or
15.4.2	failure of a Sponsor Indemnified Party to conduct the Study in accordance with the Protocol.
15.5	Each Party shall indemnify, hold harmless and defend the other Party against any and all claims, demands, actions, awards, judgments, settlements, costs, expenses, liabilities, damages and losses arising from indemnifying party’s failure to comply with the Data Protection Legislation.

Indemnification Procedure

15.6	A Person seeking recovery under this Clause 15 (the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Third Party Claim to the Party from which indemnification is sought (the “Indemnifying Party”) and, provided that the Indemnifying Party is not contesting its obligation under this Clause 15, shall permit the Indemnifying Party to control any litigation relating to such Third Party Claim and the disposition of such Third Party Claim; provided that the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the settlement or disposition of such Third Party Claim as the settlement or disposition relates to such Indemnified Party and (b) not settle or otherwise resolve such claim without the prior written consent of such Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed taking into account all relevant circumstances and the legitimate interests of both parties). Each Indemnified Party shall cooperate with the Indemnifying Party in its defense of any such Third Party Claim in all reasonable respects and shall have the right to be present in person or through counsel at all legal proceedings with respect to such Third Party Claim.
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Limitation of Liability

15.7	Nothing in this Agreement is intended to restrict or exclude the liability of any Party in relation to death or personal injury caused by the gross negligence of that Party or its Personnel or to restrict or exclude any other liability of either Party which cannot be so restricted or excluded in law.
15.8	In no circumstances shall hVIVO have any liability to Sponsor, howsoever arising and in each case whether direct or indirect for any:
(i)	loss of bargain, revenue, profit or anticipated savings.
(ii)	loss of production or use.
(iii)	loss of business or business opportunity.
(iv)	loss of goodwill or reputation.
(v)	loss or waste of staff and/or management time.
(vi)	replacement or replacement cost of Sponsor Materials.
(vii)	action, inaction, error or omission of any third-party delivery services or carriers.
(viii)	special, indirect or consequential loss or damage of any nature.
15.9	Subject to Clause 15.6 and without prejudice to the limitation of liability set out in Clause 15.7, in no event shall the aggregate liability of hVIVO (including its liability under the indemnity in Clause 15.3) exceed the amount of fees payable by the Sponsor to hVIVO in respect of the Study.

Insurance

15.10	Each Party shall maintain during the term of this Agreement adequate insurance consistent with industry practice and if applicable with all legal or regulatory obligations as may be required to fulfill its obligations under this Agreement and insure its foreseeable risks related to this Agreement. This will include but not be limited to the specific requirements detailed hereinafter.
15.11	hVIVO shall maintain professional liability insurance in respect of its liability under the Study in relation to acts or omission of hVIVO, its employees and the Principal Investigator, of a value not less than the sum of £[***] GBP. At the Sponsor's request, hVIVO will provide a copy of such insurance coverage to the Sponsor.
15.12	The Sponsor will take out clinical trial insurance sufficient to cover any claims arising under the Study and such cover shall be of a value not less than £[***] GBP in respect of any one occurrence or series of occurrences arising from one event, and shall name hVIVO as an additional insured party. The Sponsor shall provide hVIVO with copies of insurance certificates together with a written statement that the policies to which they refer (i) remain in full force and effect, (ii) provide adequate cover for the intended Study and (iii) do not exclude any of the anticipated Study Subjects. On request, Sponsor will provide copies of the full insurance policies for hVIVO to review, in order for hVIVO to fulfill its expected regulatory due diligence. The terms of any insurance or the amount of cover shall not relieve the Sponsor of any liabilities under this Agreement.

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16.	TERM AND TERMINATION
16.1	This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance with provisions of this Agreement, will terminate six (6) months after Study Completion.
16.2	Either Party may terminate this Agreement without cause at any time during the term of the Agreement on provision of sixty (60) day’s written notice to the other Party.
16.3	Either Party may terminate this Agreement upon provision of written notice:
16.3.1	if the other Party commits a material breach of this Agreement, and where such breach is capable of remedy, fails to remedy such breach within twenty-eight (28) days of receiving notice in writing to do so.
16.3.2	if the other Party is declared insolvent or has an administrator or receiver appointed over all or any part of its assets or ceases or threatens to cease to carry on its business;
16.3.3	pursuant to the provisions of Clause 18.7 (Force Majeure); or
16.3.4	if a Regulatory Authority directs that the Study be terminated or revokes or cancels any approval required to conduct the Study.
16.3.5	if the Parties fail to reach agreement in relation to a Change Order submitted by either Party in accordance with the provisions of Clause 8.
16.4	hVIVO may terminate this Agreement subject to the provisions of Clause 5.10, or Clause 7.2 herein.
17.	CONSEQUENCES OF TERMINATION
17.1	Upon termination of this Agreement by either Party for any reason, the relevant post-completion obligations of the Parties set out in Clause 9.1 shall apply.
17.2	Upon termination of this Agreement by either Party for any reason other than termination pursuant to Clause 16.3.1 or 16.3.2:
17.2.1	the Parties shall promptly discuss a close-out schedule in relation to the Study and hVIVO shall cease performing any work that is not necessary for the orderly close-out of the Study or not required by the Applicable Law;
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17.2.2	Sponsor shall pay hVIVO:
(i)	all fees, costs and expenses incurred up to the date of termination.
(ii)	all third party costs and/or expenses and all out of pocket costs, charges and/or expenses incurred by hVIVO as a result of termination.
(iii)	hVIVO’s reasonable out of pocket costs incurred for the purposes of completing activities set out in the close-out schedule referred to in Clause 17.2.1, including those that are in connection with the fulfillment of any legal or regulatory requirements relating to such close-out activities.
(iv)	all expenditure falling due for payment after the date of termination which arises from commitments reasonably and necessarily incurred by hVIVO for the performance of the Study prior to the date of termination.
(v)	a cancellation charge equating to any unused Bed Day fees.

hVIVO will prepare an invoice detailing the total amount due minus any payments already made by Sponsor. Sponsor will pay said invoice within thirty (30) days of receipt. In the event that the amount already paid by Sponsor exceeds the total amount due, hVIVO shall issue a credit note and refund the overpayment within 30 days of issue of credit note.

17.3	If following termination or expiry of this Agreement, hVIVO has ongoing obligations under this Agreement and the cost of performing those obligations increases as a result of changes in the Applicable Laws, hVIVO shall notify the Sponsor of such increases and the Sponsor shall reimburse hVIVO for such additional costs on reasonable commercial terms.
17.4	Expiry or termination of this Agreement shall be without prejudice to any rights or remedies that Parties may have in law or equity in relation to the expired or terminated Agreement.
17.5	Clauses 1, 2.2, 3.2, 4.4, 4.9, 5.1, 5.3, 5.6, 6.2, 6.3, 7.7, 9, 10.2 to 10.6, 11, 12, 13, 15, 17 and 18 shall continue in full force and effect on termination or expiry of this Agreement.

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18.	GENERAL

No Agency

18.1	The Parties are independent contractors and nothing in this Agreement will create or imply any agency relationship between the Parties, nor will the Agreement be deemed to constitute a joint venture or partnership between the Parties. Neither Party will have authority to bind the other in any manner whatsoever.

Agreement

18.2	This Agreement constitutes the entire agreement and understanding of the Parties relating to the Study and supersedes any other prior agreement or understanding between the Parties.
18.3	The Parties acknowledge that by entering into this Agreement they do not rely on any statement, representation, warranty, course of dealing, custom or understanding except for those expressly set out in this Agreement.
18.4	The Parties irrevocably and unconditionally waive any rights and/or remedies they may have to the fullest extent permitted by law (including the right to claim damages and/or to rescind this Agreement) in respect of any misrepresentation other than a misrepresentation which is expressly set out in this Agreement or a misrepresentation which was made fraudulently.
18.5	Except as expressly set forth in this Agreement, neither Party grants to the other by implication, estoppel or otherwise, any right, title, license or interest in any Intellectual Property Right owned by either Party.
18.6	No change shall be made to this Agreement except in writing and signed by the duly authorised representatives of both Parties.

Force Majeure

18.7	Neither Party shall be liable to the other Party or shall be in default of its obligations hereunder if such default is the result of war, hostilities, terrorist activity, revolution, civil commotion, strike (other than that of the Party’s workforce), epidemic, accident, fire, wind, flood or because of any act of God or other similar cause beyond the reasonable control of the Party affected and which by the exercise of reasonable diligence, said party is unable to foresee, prevent or provide against. The Party affected by such circumstances shall promptly notify the other Party in writing when such circumstances cause a delay or failure in performance (a “Delay”) and also when they cease to do so. In the event of a Delay lasting for four (4) weeks or more the non-affected Party shall have the right to terminate this Agreement immediately by giving notice in writing to the other Party.
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Inconsistency

18.8	To the extent that there are any inconsistencies between the provisions of the Protocol and the provisions of this Agreement:
(i)	the provisions of Protocol shall prevail in matters of medicine, subject safety and conduct of the clinical trial, to the extent that the relevant provisions of the Protocol are in accordance with all Applicable Laws.
(ii)	this Agreement takes precedence in other conflicts, in particular any conflicts with respect to general legal terms and conditions and specifically Intellectual Property and ownership rights.

Assignment

18.9	Neither Party may assign its rights or obligations under this Agreement or any part thereof without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed taking into account all relevant circumstances and the legitimate interests of both parties, except that either Party may assign this Agreement and the rights, obligations and interests of such Party, (i) in whole or in part, to any of its Affiliates, or (ii) in whole, but not in part, to any purchaser of all of its assets or all of its assets to which this Agreement relates or shares representing a majority of its common stock voting rights or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction.

Further Assurance

18.10	Each Party shall, as and when requested by the other Party and at the cost of the requesting Party, perform all acts and execute all documents as may be reasonably necessary to give effect to the provisions of this Agreement.

Notices

18.11	Notice hereunder must be in writing and given to the other Party by hand delivery; by first class mail, postage prepaid; by air courier or by overnight courier to the postal address set forth above or to such other address as either Party may designate. Notices shall be deemed to have been received when (a) if delivered by hand, on the date of delivery if delivered by hand prior to 5:00 pm on a business day, otherwise on the next business day following the date of delivery; (b) if sent by first class mail or air courier, three (3) business days after deposit in the mail (excluding the day of posting); or (c) if sent by overnight courier, the next business day. For purposes of this Agreement, “business days” means each Monday through Friday except for such days deemed to be a legal holiday in the United Kingdom.

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Severability

18.12	If any provision of the Agreement is held to be invalid, void or unenforceable, then the remaining provisions of this Agreement shall continue in full force and effect. The judicial or other competent authority making such determination shall have the power to limit, construe or reduce the duration, scope, activity and/or area of such provision, and/or delete specific words or phrases as necessary to render, such provision enforceable.

Waiver

18.13	No failure or delay by either Party in exercising any right or remedy conferred on such Party by this Agreement shall operate as a waiver of such right or remedy, nor shall any single or partial exercise of any such right nor any single failure to do so, preclude any other or future exercise of it, or the exercise of any other right under this Agreement.
18.14	No printed standard terms appearing on any purchase order, invoice, or other documentation relating to Services shall be effective in adding to or changing the terms of this Agreement.

Governing Law, Dispute Resolution and Jurisdiction

18.15	In the event of a dispute arising under this Agreement, authorised representatives of the Parties will discuss and meet as appropriate to try to resolve the dispute within twenty-one (21) days of being requested in writing by any Party to do so. If the dispute remains unresolved, it will then be referred to a senior manager from each of the Parties who will use reasonable endeavours to resolve the dispute within a further fourteen (14) days.
18.16	If the dispute remains unresolved at the conclusion of the process described in Clause 18.15, then the parties may (but for the avoidance of doubt are not obligated to) refer such matter for settlement by arbitration administered by the International Chamber of Commerce (“ICC”) under its International Rules of Arbitration, and judgment on the award rendered by the arbitrator shall be binding and may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted in English by one arbitrator mutually acceptable to the parties selected in accordance with ICC Rules.
18.17	The laws of England and Wales shall govern the interpretation, construction and validity of this Agreement and the Parties hereby submit to the exclusive jurisdiction of the courts of London, England.

Non-Solicitation

18.18	Neither Party may, during the term of this Agreement and for one (1) year thereafter, approach, induce with offers of employment or engage as a contractor, subcontractor, employer, joint venturer or otherwise, whether directly or indirectly, any of the employees of the other Party that it may come into contact with in performing its duties under this Agreement or a Work Order, without first obtaining the prior written agreement of the other Party.
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Third Party Rights

18.19	The Contracts (Rights of Third Parties) Act 1999 and any legislation amending or replacing this Act shall not apply in relation to this Agreement and nothing in this Agreement shall confer on any third party the right to enforce any provision of this Agreement.

Counterparts

18.20	This Agreement shall not be effective until signed by a duly authorized representative of each Party. This Agreement may be executed and delivered electronically in Portable Document Format (PDF) and/or in any number of counterparts, each of which when executed and delivered shall constitute an original of this Agreement, but all the counterparts shall together constitute the same agreement. If this Agreement is executed in counterparts, it shall not be effective unless and until each Party has executed a counterpart.

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.

hVIVO Services Ltd	AIM ImmunoTech Inc.

Signature	/s/ Dori Kadmon	Signature	/s/ Thomas K Equels
Name	Dori Kadmon	Name	Thomas K. Equels
Title	Head of Legal	Title	Chief Executive Officer
Date	September 24, 2021	Date	September 27, 2021

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SCHEDULE 1

DELIVERABLES, PROTOCOL, ASSUMPTIONS AND RESPONSIBILITIES

1.	DELIVERABLES

As a result of performing the Services, the deliverables to be provided by hVIVO under this Agreement are as follows, subject to the assumptions detailed in Section 3 below:

1)	Final agreed protocol
2)	Ethics submission package
3)	64 subjects inoculated
4)	A quality controlled data set with all queries resolved
5)	Clinical Study Report

2.	PROTOCOL

Incorporated by reference.

Protocol Title	A Phase 2a, Randomised, Double-blind, Placebo-controlled Study to Evaluate the Prophylactic Efficacy, Safety, and Tolerability of Ampligen® in Healthy Adult Participants Subsequently Challenged with Either Influenza A/Perth/16/2009 (H3N2) Virus or Human Rhinovirus-16 (HRV-16)
Protocol Number	AMP-COV-101
Version	1.0
Date	27 Aug 2021

3.	ASSUMPTIONS
Screening Assumptions
Anticipated Serosuitability rate*	[***]%
Start of V2 Screening	October 2021
Estimated No. of Screening visits	200

Quarantine Phase Assumptions
Start of Challenge Phase (date from which subjects may be admitted)	November 2021
Duration of Challenge Phase	2 months
Number of Subjects in Challenge Phase	64
Subject Participation Fee (Challenge Phase)	£[***]
Project Management Assumptions
Number of Sponsor/hVIVO Face to Face Project Meetings	NA
Frequency of Sponsor/hVIVO Conference Calls	1 per week
Data Assumptions
No of Data Transfers	1

*Sponsor acknowledges and agrees that the serosuitablity rate is not within hVIVO’s control. Serosuitability will be monitored on a weekly cycle. If the average combined serosuitability rate drops below [***]%, hVIVO may initiate a Change Order Request reflecting changes to the Services necessitated by the change in such assumption.

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TABLE OF RESPONSIBILITIES

Roles and Responsibilities

Area	Activity	AIM Immuno TechInc	hVIVO	n/a

[***]

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SCHEDULE 2

BUDGET AND INVOICING SCHEDULE

1.	BUDGET

The budget herein is provided on a fixed price basis, subject to the Protocol, Assumptions and Responsibilities detailed in Schedule 1.

In the event of a material change in the scope of the Study, the Assumptions, the Responsibilities or the Protocol, hVIVO may initiate a Change Order Request pursuant to Clause 8.1. Sponsor shall only be liable for any fees and charges in excess of those set forth in the budget in the event that there is a material change in the scope of the Study, the Assumptions, the Responsibilities or the Protocol.

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INVOICING SCHEDULE

Total Study Budget	[***]
Start Up Agreement Fees (paid)	-£[***]
Remainder to Pay	£[***]

The remaining fees will be invoiced according to the following schedule:

Milestone payments	%	Contract	Advance Fees	Net Payment
SUA Activities (Paid)			£[***]	£[***]
Quarantine Booking Fee (Paid)			£[***]	£[***]
On contract signature	[***]%	£[***]	[***]	£[***]
Commencement of Screening	[***]%	£[***]		£[***]
1st Inoculation	[***]%	£[***]		£[***]
30th Inoculation	[***]%	£[***]	[***]	£[***]
Last Inoculation	[***]%	£[***]	[***]	£[***]
Data Lock	[***]%	£[***]		£[***]
Clinical Study Report or 60 Days after 1st Draft)	[***]%	£[***]		£[***]
Total	100%	£[***]	£[***]	£[***]

Key Assumptions

Data Management is based on initial quote and is confirmed on finalisation of Statistical Analytical Plan

IMP Destruction will be a pass through and is not included

Clinical Monitoring will contracted directly by client

Data & Legal Services assumed to run from Nov 21 (Protocol approval) to Jul 22 inclusive (CSR)

Medical Monitor is not included

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SCHEDULE 3

POSTPONEMENT AND MATERIAL SCOPE REDUCTION

The date of the Clinical Phase forming part of the Study, as agreed by the Parties is as set out in Schedule 1. Sponsor acknowledges and agrees that hVIVO will incur expenses and lost revenue because of any Postponement or Material Scope Reduction that occurs before or during the Clinical Phase. Therefore, in such an event, without prejudice to any other right or remedy of hVIVO, the Sponsor shall pay hVIVO compensation for unused Bed Days as detailed below:

Event	Compensation
Postponement notified less than 12 weeks prior to, or after initiation of, the Clinical Phase	[***]% of unused Bed Day Fees
Postponement notified more than 12 weeks prior to initiation of Clinical Phase	[***]%of unused Bed Day Fees
Material Scope Reduction notified less than 12 weeks prior to, or after initiation of, the Clinical Phase	[***]% of unused Bed Day Fees
Material Scope Reduction notified more than 12 weeks prior to initiation of Clinical Phase	[***]% of unused Bed Day Fees

In addition to the Postponement Charge, Sponsor shall pay:

(i)	hVIVO’s fees and expenses associated with the Postponement and the rescheduling of the Clinical Phase;
(ii)	any non-reimbursable third-party costs that hVIVO has incurred or is committed to incur in relation to the postponed Clinical Phase.
(iii)	any additional fees and fees related to services performed that would need to be repeated in relation to the rescheduled Clinical Phase;
(iv)	hVIVO shall use Reasonable Endeavours to minimize such costs. hVIVO shall submit an itemized invoice to the Sponsor identifying all of the costs, charges and expenses to be reimbursed.

In the event of a Postponement hVIVO shall, within a reasonable time frame, assess such Postponement with respect to (i) the timing of event; and (ii) the impact on hVIVO’s business and may at its sole discretion, choose to waive part or all of the compensation payments due.

The Parties shall use Reasonable Endeavours to negotiate a rescheduled date for initiation or resumption of the Clinical Phase. The Clinical Phase shall be deemed be rescheduled when the Parties have agreed upon a Change Order pursuant to the provisions of Clause 8. If (i) such Change Order is not agreed within twelve (12) weeks of the date of Postponement; or (ii) the rescheduled date proposed by Sponsor is not within one year of the original date of initiation of the Clinical Phase, hVIVO may terminate this Agreement upon written notice to Sponsor.

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SCHEDULE 4

DATA PROTECTION

1.	Definitions and Purpose
1.1	Unless otherwise defined elsewhere in this Agreement, capitalized terms in this Schedule shall have the definitions given to them in the Data Protection Legislation.
1.2	This Schedule sets out the framework for the collecting and sharing of Personal Data between the parties as Joint Controllers. It defines the principles and procedures that the parties shall adhere to and the responsibilities the parties owe to each other.
2.	Compliance with legislation
2.1	Each party shall maintain valid and up to date registrations or notifications required to process the Personal Data.
2.2	Each party warrants and undertakes that, in respect of Personal Data collected or shared by that party:
2.2.1	those Personal Data have been collected, processed and transferred in accordance with the Data Protection Legislation;
2.2.2	the Data Subjects have been provided with all information required by the Data Protection Legislation; and,
2.2.3	where necessary, it has obtained, recorded and can produce evidence of freely given, specific, informed, unambiguous and explicit consent from Data Subjects for their Personal Data including their Special Category Personal Data to be processed in order to fulfil the Purpose.
3.	Obligations
3.1	Each party shall have in place appropriate technical and organisational measures to protect the Personal Data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, and which provide a level of security appropriate to the risk represented by the processing and the nature of the data to be protected.
3.2	The parties agree to provide reasonable and prompt assistance as is necessary to each other to enable them to comply with the Data Protection Legislation.
3.3	Each party will inform the other immediately upon becoming aware of any actual or threatened data breach involving the Personal Data. Any such notification shall contain at least the nature of, the likely consequences of, and the measures taken or proposed to be taken to mitigate, the data breach. Information shall also contain the required elements as defined under Articles 33 and 34 of GDPR. Any liability for the data breach will be determined in accordance with Article 82 of GDPR
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3.4	Each party will provide clear and comprehensive privacy notices to Data Subjects whose data is collected by that party. Such privacy notices will comply with any requirements for information to be provided to Data Subjects under the Data Protection Legislation.
4.	Transfers

Neither party shall transfer any Personal Data outside of the European Economic Area unless such transfer is subject to appropriate safeguards so as to ensure both parties’ compliance with the Data Protection Legislation.

5.	Sub-Processors
5.1	Where a party is to engage a sub-contractor to process the Personal Data on its behalf as a data processor (or sub-processor) that party must comply with, and ensure that such sub-contractor also complies with, the Data Protection Legislation. Each party shall be fully liable for the acts and/or omissions of its sub-contractors (including data processors and/or sub-processors) as though they were that party's acts or omissions.
5.2	A party shall only use data processors (or sub-processors) providing sufficient guarantees to implement appropriate technical and organisational measures in such a manner that the processing will meet the requirements of the Data Protection Legislation and ensure the protection of the rights of the data subjects.
5.3	Each party shall have in place procedures so that any third party it authorises to access the Personal data, including data processors, will respect and maintain the confidentiality of the Personal Data. Any person acting under the authority of either party shall be obligated to process the Personal Data only on instructions from that party.
6.	Data subject rights
6.1	Each party will be responsible for responding to Subject Access Requests received by that party.
6.2	Each party will maintain a record of Subject Access Requests, the decisions made and any information that was exchanged. Records will include copies of the request for information, details of the data accessed and where relevant, notes of any meeting, correspondence or phone calls relating to the request.
6.3	Each party will be responsible for the rectification of any inaccurate or incomplete Personal Data held by that party.
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6.4	Each party will be responsible for the erasure of Personal Data held by that party where erasure is required under Data Protection Legislation (including without limitation, the requirements of Article 17 GDPR).
6.5	Each party will be responsible for the restriction of processing of Personal Data held by that party where such restriction is required under Data Protection Legislation (including without limitation, the requirements of Article 18 GDPR).
6.6	Each party will be responsible for providing Personal Data held by that party to Data Subjects or third parties where such provision is required under Data Protection Legislation (including without limitation, the requirements of Article 20 GDPR).
6.7	Each party will be responsible for responding to any objections that party receives from Data Subjects to the processing of Personal Data carried on by that party.
6.8	Each party will notify the other without undue delay, if:
6.8.1	they are informed of any inaccurate or incomplete Personal Data;
6.8.2	they become aware of an obligation to erase Personal Data;
6.8.3	they become aware of an obligation to restrict the processing of Personal Data; or
6.8.4	they receive an objection to the processing of Personal Data from a Data Subject on any grounds.

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